SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 6, 2002


                             Dental Resources, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



        0-30608                                                 41-1279182
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                             530 South River Street
                             Delano, Minnesota 55328
              (Address of Principal Executive Offices and Zip Code)


                                 (763) 972-3801
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

         On September 6, 2002, the Registrant issued a press release to report that it has accepted an offer from Keystone Industries, Inc. to purchase the assets of the company and assume the majority of the company's liabilities for $1,400,000. The Board of Directors of Dental Resources anticipates that the cash proceeds of the transaction, less related costs and expenses, would remain in Dental Resources and Dental Resources would seek other business opportunities. The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.


Item 7.           Financial Statements and Exhibits

         Exhibit 99   Press release dated September 6, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DENTAL RESOURCES, INC.



                                        By    /s/ Bryan Nichols
                                           -------------------------------------
Date: September 13, 2002                   Bryan Nichols
                                           Chief Financial Officer

                                  EXHIBIT INDEX

                             Dental Resources, Inc.
                             Form 8-K Current Report
                             Dated September 6, 2002




Exhibit Number         Description

      99               Press release dated September 6, 2002